UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

Marblegate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40862	85-4249135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue
Suite 206S
Rye, New York 10580
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (914) 415-4081

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	GATEU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	GATE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50	GATEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mark Zoldan as Chief Financial Officer

On March 13, 2023, Mark Zoldan, the Chief Financial Officer of Marblegate Acquisition Corp. (the “Company”), separated from the Company in order to pursue other interests, effective March 13, 2023.

Appointment of Jeffrey Kravetz as Chief Financial Officer

On March 17, 2023, the Company’s board of directors (the “Board”) appointed Jeffrey Kravetz as the Company’s Chief Financial Officer and principal accounting officer, effective as of March 13, 2023.

Mr. Kravetz, 44, has served as Chief Financial Officer of Marblegate Asset Management LLC since March 13, 2023. From 2015 to 2023, he served as the Chief Financial Officer of Contrarian Capital Management, L.L.C., an investment management firm, where he was responsible for the accounting, operational and financial activities of the firm’s investment and management entities. From 2015 to 2023, Mr. Kravetz served as director of various non-public investment vehicles affiliated with Contrarian Capital Management, L.L.C. Mr. Kravetz holds a B.S. in Accounting from Binghamton University School of Management and is a Certified Public Accountant. He is a member of the New York State Society of Certified Public Accountants.

As disclosed in the Company’s Annual Report on Form 10-K, none of the Company’s officers has received any cash compensation for services rendered to the Company. The Company has agreed to pay Marblegate Acquisition LLC (“MAM”) a total of $10,000 per month for secretarial and administrative support. Upon completion of the Company’s initial business combination or its liquidation, the Company will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, advisory fee, reimbursement or consulting fee, will be paid by the Company to MAM, MAM’s officers and directors, or any affiliate of MAM or their respective officers and directors, prior to, or in connection with any services rendered in order to effectuate, the consummation of the Company’s initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The Company does not have a policy that prohibits MAM, its executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. The Company’s audit committee reviews on a quarterly basis all payments that were made to MAM, its officers or directors, or any of our or MAM’s affiliates.

As previously disclosed in the Company’s Current Report on Form 8-K, on February 14, 2023, the Company entered into a business combination agreement (as it may be amended or restated from time to time, the “Business Combination Agreement”), with MAM, Marblegate Capital Corporation, a Delaware corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II,” and together with DePalma I, the “DePalma Companies” or “DePalma”), pursuant to which MAC agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected trade on the Nasdaq Global Market (collectively, the “Business Combination”).

Upon consummation of the Business Combination, MAM and New MAC will enter into a Management Services Agreement (“MSA”), pursuant to which MAM will provide certain management services to New MAC including (i) evaluating, managing, performing due diligence on, negotiating and overseeing the acquisition and disposition of New MAC’s and its subsidiaries’ assets, (ii) evaluating, managing, negotiating and overseeing the origination, structuring, restructuring and workout of taxi-medallion loans and other loans held by New MAC (other than typical daily loan servicing activities), (iii) managing New MAC’s and its subsidiaries’ day-to-day business and operations in complying with any regulatory requirements applicable to them in respect of their business activities, (iv) evaluating the financial and operational performance of any of New MAC’s subsidiaries, (v) providing a management team to serve as executive officers of New MAC and/or its subsidiaries, including providing day-to-day financial, operational and other executive management services (vi) identifying, evaluating, managing, performing due diligence on, negotiating and overseeing the provision of debt or equity financing as well as the acquisition of all or a portion of target businesses or assets, in each case, by New MAC, and (vii) performing any other services for and on behalf of New MAC and its subsidiaries to the extent that such services are consistent with those that are customarily performed by the executive officers and employees of a publicly listed company.

The MSA shall be effective upon consummation of the Business Combination and continue in operation, unless terminated in accordance with its terms, until the fifth (5th) anniversary of the Closing, subject to certain automatic renewals.

After the completion of the Company’s Business Combination, directors of the Company who become directors of New MAC may be paid fees by New MAC. In addition, the management services for New MAC following the consummation of the Business Combination will be provided by MAM and paid pursuant to the MSA. All of these director and management services fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to the Company’s stockholders in connection with the Business Combination. The Company has engaged in preliminary discussions with MAM regarding the MSA but not established any limit on the amount of director or management services fees that may be paid by New MAC to its directors or to MAM under the MSA. Any payments to be made pursuant to the MSA will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Board.

Neither Mr. Kravetz nor any member of his immediate family has or had a direct or indirect interest in any transaction in which the Company or any of its subsidiaries was or is a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

The Company has entered into a standard director indemnity agreement with Mr. Kravetz, a form of which was filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1, filed with the SEC on September 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARBLEGATE ACQUISITION CORP.

By:	/s/ Andrew Milgram
Name:	Andrew Milgram
Title:	Chief Executive Officer

Dated: March 17, 2023